SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                           The Securities Exchange Act

            Date of Report (Date of Earliest Reported) June 27, 2001


                    CENTRAL UTILITIES PRODUCTION CORPORATION
                         (Name of Small Business Issuer)


        NEVADA                       0-27187                    88-0361127
(State of Incorporation)     (Commission File Number)        (I.R.S. Employer
                                                          Identification Number)


                  1039 North I-35 #301, Carrollton, Texas 75006
           (Address of Principal Executive Offices Including Zip Code)


                                 (972) 442-3775
                           (Issuers Telephone Number)


                        Accord Advanced Technologies, Inc
                  5002 South Ash Avenue, Tempe, Arizona 85282
           (Former Name, Former Address, if Changed Since Last Report)

ITEM 1. CHANGES IN CONTROL OF REGISTRANT

     A change in control of Accord Advanced Technologies, Inc occurred pursuant to the Agreement and Plan of Reorganization between Accord Advanced Technologies, Inc and Enpetro Mineral Pool. As agreed by all the shareholders of Enpetro Mineral Pool and the majority of the shareholders of Accord Advanced Technologies Inc. Accord acquired 100% of the stock of Enpetro Mineral Pool for 228,000,000 newly issued shares of Accord Advanced Technologies, Inc. The shares will be restricted pursuant to Rule 144 and will be issue after the 2 to 1 rollback agreed to by the majority shareholders.

ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS

     On May 18, 2001 the Board of Directors of Enpetro Mineral Pool and the majority of the shareholders agreed to transfer 100% of their shares to Accord Advanced Technologies, Inc. for 228,000,000 newly issued shares of Accord common stock. The shares will be restricted pursuant to Rule 144 and will be issue after the 2 to 1 rollback agreed to by the majority shareholders.

ITEM 5. OTHER EVENTS

     Pursuant to the Agreement and Plan of Reorganization the First Article of the registrant's Articles of Incorporation was amended changing the name of the registrant to Central Utilities Production Corporation and the Fourth Article of the registrant's Articles of Incorporation was amended increasing the number of authorized common shares to 500,000,000. The par value, $.0001, remains the same.

ITEM 6. RESIGNATION OF DIRECTORS AND EXECUTIVE OFFICERS

     Mr.Travis Wilson, the registrant's President/CEO and director resigned pursuant to the terms of the Agreement and Plan of Reorganization. The new Board of Directors consists of:

     A. Stan Dedmon
     William Trantham
     Carl P. Ranno

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

     (b) PRO FORMA FINANCIAL INFORMATION

Pro Forma financial Statement of the merged Companies.

          The following Unaudited Pro Forma Combined Financial Statements of the merged Companies appear as Exhibit 99.1 to this Current Report on Form 8-K and are incorporated by reference:

          Unaudited Pro Forma Condensed Combined Balance Sheet for the year ended December 31, 2000 and the three months ended March 31, 2001

          Unaudited Pro Forma Condensed Combined Statement of Operations for the Year Ended December 31, 2000

          Unaudited Pro Forma Condensed Combined Statement of Operations for the Three Months Ended March 31, 2001

     (c) EXHIBITS

          1. Agreement and Plan of Reorganization filed with the Form 10-KSB on June 6, 2001 and incorporated by reference.

          2. Letter of Resignation filed with the Form 10-KSB on June 6, 2001 and incorporated by reference.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant caused this registration statement to be signed on its behalf by the undersigned thereunto duly authorized.


Date: July 6, 2001               Central Utilities Production Corporation


                                 By: /s/ Carl P. Ranno
                                    --------------------------------------
                                    Carl P. Ranno, Secretary

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